Exhibit 99.1

SUBSCRIPTION AGREEMENT

For

STATE BANCORP, INC.,

A NEW YORK CORPORATION

COMMON STOCK, PAR VALUE $5.00

THE COMMON STOCK (“COMMON STOCK” OR “SHARES”) REFERRED TO HEREIN HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), AND IS BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE OFFERING OF SHARES HAS NOT BEEN REVIEWED OR APPROVED BY ANY FEDERAL OR STATE REGULATORY AUTHORITIES AND IS NOT REGISTERED UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

A PURCHASER OF THE SHARES MUST BE PREPARED TO BEAR THE ECONOMIC RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SHARES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT AND ARE RESTRICTED AS TO TRANSFERABILITY.

SUBSCRIPTION AGREEMENT

FOR COMMON STOCK OF

STATE BANCORP, INC.

A NEW YORK CORPORATION

This Subscription Agreement, dated December [ ], 2006, is made by and between State Bancorp, Inc., a New York corporation (the “Company”) and the Subscriber listed in Annex A hereto (“Subscriber”) who is subscribing hereby for shares of Common Stock of the Company (“Common Stock” or “Shares”) distributed to a limited number of qualified persons in connection with the offering of such Shares (the “Offering”).

In consideration of the Company’s agreement to accept Subscriber as a security holder of the Company upon the terms and conditions set forth herein and as further set forth in the Preliminary Private Placement Memorandum dated December [ ], 2006 (the “Memorandum”) provided to Subscriber, the undersigned agrees and represents as follows:

1.   Subscription. The Subscriber hereby irrevocably subscribes to purchase the amount of Shares indicated on the signature page hereof for a period of 30 days from the date of this Subscription Agreement in accordance with the terms of this Subscription Agreement.

2.   Acceptance. This Subscription Agreement sets forth various representations, warranties, covenants and agreements of the Company and the Subscriber, as the case may be, all of which shall be deemed to be made, and shall be effective without further action by the Company or the Subscriber, immediately upon the Company’s acceptance of this subscription and shall thereupon be binding upon the Company and the Subscriber. Acceptance is evidenced only by execution of the Subscription Agreement by the Company in the space provided at the end of the Subscription Agreement and the Company shall have no obligation hereunder until the Company shall have executed and delivered to the Subscriber an executed copy of this Subscription Agreement. The Subscriber acknowledges and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription, in whole or in part.

3.   Payment. On or prior to the date established by the Company for the closing of the sale of the shares of Common Stock provided hereby (the “Closing”), which shall not be later than December __, 2006 (the “Closing Date”), the Subscriber acknowledges that the Memorandum speaks only as of the date on the cover of the Memorandum and that the information contained or incorporated by reference in the Memorandum may not be correct or complete as of any time subsequent to that date. Prior to the Closing, the undersigned will pay and deliver to Wilmington Trust Company, the Company’s escrow agent, the amount set forth on the signature page below, in the form of a check or wire transfer (the “Payment”) payable to “Wilmington Trust Company, as escrow agent for State Bancorp, Inc.” The Company will deliver to the Subscriber a certificate representing the total number of shares of Common Stock purchased by the Subscriber on the Closing Date. If the Closing does not occur within 30 days of the date of this agreement, the Company shall instruct its escrow agent to promptly return the payment to the Subscriber upon the expiration of such 30 day period.

4.   Representations and Warranties. The Subscriber hereby makes the following representations and warranties to the Company and Sandler O’Neill & Partners, L.P., the Company’s placement agent (the “Placement Agent”):

a.  The Subscriber is the sole and true party in interest and is not purchasing for the benefit of any other person.

b.  The Subscriber has received the Memorandum describing the offering of Shares, has read the Memorandum carefully, is fully familiar with and understands the contents thereof, particularly the “Risk Factors” section included or incorporated by reference therein, and has received no other written communication relating to the offering from the Company or the Placement Agent.

c.  The Subscriber confirms that no representations or warranties have been made to the Subscriber other than those contained in the Memorandum, and that the Subscriber has not relied upon any representation or warranty not contained in the Memorandum.

d.  The Subscriber is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”) by reason of at least one of the categories the Subscriber has checked on Annex B attached hereto, has the ability to bear the risks of an investment in the Company for an indefinite period and is suitable to be an investor in a private offering.

e.  The Company has answered all inquiries raised by the Subscriber or its representatives. The Subscriber has had access to all additional information necessary to verify the accuracy of the information set forth in the Memorandum, and the Subscriber has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereby. No person or other entity other than the Company or its authorized representatives has offered the Shares to the Subscriber.

f.  The offer to sell the Shares was directly communicated to the Subscriber in such a manner that the undersigned was able to ask questions of and receive answers from the Company or the Placement Agent concerning the terms and conditions of this offering. At no time was the Subscriber presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or general advertising.

g.  The Subscriber is aware that an investment in the Company is highly speculative and subject to substantial risks, including the loss of the Subscriber’s entire amount invested in the Company. The undersigned is capable of bearing the high degree of economic risk and burdens of this investment, including, but not limited to, the possibility of a complete loss and the absence of a public market and the restrictions on transferability of the Shares, which may make the liquidation of this investment impossible for an indefinite period.

h.  The Subscriber understands (i) that the Shares subscribed for hereby have not been registered under the 1933 Act and are being offered in reliance upon an exemption therefrom for a non-public offering and that the Company’s reliance on such exemption is based in part upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement; (ii) that the Shares must be held indefinitely unless the sale thereof is registered under the 1933 Act, or, in the opinion of counsel acceptable to the Company, an exemption for such registration is available; and (iii) that the sale or transfer of the Shares must comply with the securities laws of the jurisdictions applicable to that transaction and, in each case, in compliance with the restrictions on transfer set forth in this Subscription Agreement and in the Memorandum.

i.  The Subscriber understands (i) that the Shares have not been registered or qualified with or reviewed by any state securities administrator or other regulatory authority and (ii) that the Shares may not be transferred without registering them under applicable state securities laws unless the transfer is exempt from such registration.

j.  The Shares are being purchased solely for the Subscriber’s own account for investment purposes and not for the account of any other person, nor with a view to distribution in violation of the 1933 Act, and no other person has a direct or indirect beneficial interest in the Shares.

k.  The Subscriber understands that without the prior written consent of the Board of Directors of the Company, until such time as any and all material non-public information contained in the Memorandum has been disclosed publicly or until such time as the information contained in the Memorandum is no longer considered material, neither the Subscriber nor any of its affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), acting alone or as part of a group, will: (a) acquire, propose, or offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights to acquire any securities of the Company, or (b) sell any securities of the Company.

l.  All information that the Subscriber has provided to the Company concerning the Subscriber in this Subscription Agreement is correct and complete as of the date set forth on the signature page hereof; and if there should be any adverse change in such information prior to the acceptance of this subscription, the Subscriber will immediately provide the Company with such corrected information.

m.  The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares.

n.  If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust, or estate: (i) the undersigned has been duly authorized and is duly qualified to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares; (ii) the signature of the undersigned is binding upon such partnership, corporation, trust or estate; (iii) such entity has not been formed for the specific purpose of acquiring the Shares; (iv) the partnership, corporation, trust, or estate is duly authorized to purchase and hold such Shares; and (v) the partnership, corporation, trust, or estate has its principal place of business at the address set forth on the signature page.

o.  If the Subscriber is not a natural person, the Subscriber is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or other formation.

p.  The Subscriber has all requisite power and authority (including, if the Subscriber is not a natural person, full corporate or other entity power and authority, or, if the Subscriber is a natural person, full legal capacity) to execute and deliver this Subscription Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action, and no further consent or authorization of the Subscriber, or its Board of Directors, stockholders, beneficiaries or others, is required. This Subscription Agreement, when executed and delivered by the Subscriber, will constitute a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other laws affecting creditors’ rights generally and general principles of equity).

q.  Either (i) no part of the assets to be used to purchase the Shares constitutes assets of any employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (ii) part of the assets to be used to purchase the Shares constitute assets of one or more employee benefit plans subject to Title I of ERISA or Section 4975 of the Code and the purchase and holding of such Shares is exempt from the prohibited transaction rules of Section 4975 of the Code and Section 406 of ERISA or the purchase and holding of such Shares would not result in such a prohibited transaction.

r.  The Subscriber acknowledges that the Company has given no legal, tax, accounting or business advice regarding the consequences of an investment in the Shares by the Subscriber, that the consequences to the Subscriber of such an investment depend on the Subscriber’s individual circumstances and that the Subscriber has consulted the Subscriber’s own legal, tax, accounting and financial advisors with respect to such matters.

s.  The Subscriber has not distributed any information relating to this investment to any other person.

5.   Transferability. The Subscriber agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the Subscriber’s interest herein.

6.   Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the Subscriber, is deemed to be a “purchaser” pursuant to Regulation D promulgated under the 1933 Act or any state law does hereby make and join in making all of the covenants, representations and warranties made by the Subscriber.

7.   Survival of Representations. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter. If such representations and warranties shall not be true and accurate in any respect, the undersigned will, prior to such acceptance, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

8.   Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and the Placement Agent, and their affiliates, directors, controlling persons, agents, attorneys, accountants and employees, from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of the Subscriber’s failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein or in any document provided by the Subscriber to the Company or the Placement Agent by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company or the Placement Agent concerning the Subscriber or the person signing this Subscription Agreement on behalf of the Subscriber or the financial position of the Subscriber in connection with the offering or sale of the Shares which is not remedied by timely notice to the Company and the Placement Agent. The Subscriber further hereby agrees to indemnify the management of the Company and the Placement Agent and to hold the Company and the Placement Agent harmless from and against liability, damage, cost or expense incurred on any and all account of or arising out of:

a.  Any inaccuracy in the declarations, representations and warranties herein above set forth;

b.  Any breach in the agreements of the Subscriber herein above set forth;

c.  The disposition of any Common Stock of the Subscriber, contrary to the foregoing declarations, representations, warranties and agreements;

d.  Any action, suit or proceeding based upon:

(1)  the claim that said declarations, representations or warranties were inaccurate or misleading or that said agreements were breached or otherwise cause for obtaining damages or redress from the Company or the Placement Agent; or

(2)  the disposition of any of the Common Stock or any part thereof.

9.   Certificate of U.S. Residence and Substitute Form W-9. To prevent backup withholding on any Shares sold to such Subscriber pursuant to the Offering, the Subscriber is required to provide the Company with (i) the Subscriber’s correct Taxpayer Identification Number (“TIN”), certifying that the TIN provided on the Substitute Form W-9, attached hereto as Annex C, is correct (or that such Subscriber is awaiting a TIN) and that (A) such Subscriber is exempt from backup withholding, (B) the Subscriber has not been notified by the IRS that the Subscriber is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Subscriber that the Subscriber is no longer subject to backup withholding, and (ii) if applicable, an adequate basis for exemption. In order to provide a basis for the Company to determine that withholding of tax will not be required with respect to the Subscriber’s purchase of the Shares and future distributions on the Common Stock owned by the Subscriber, the Subscriber certifies the following:

a.  The Subscriber is not a non-resident alien for purposes of U.S. income taxation, nor is the Subscriber a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the rules and regulations promulgated thereunder) or a nominee for any of the foregoing.

b.  The Subscriber’s U.S. taxpayer identification number or social security number is set forth on the signature page to this Subscription Agreement.

c.  The Subscriber’s home (for individual) or office (for an entity) address is as set forth on the signature page to this Subscription Agreement.

d.  The Subscriber hereby agrees to notify the Company within sixty (60) days of the date on which the Subscriber becomes a nonresident alien individual, or foreign person or a nominee for a nonresident alien or foreign person. The Subscriber understands that this certification may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment, or both.

e.  The Subscriber is not subject to backup withholding because: (1) the Subscriber is exempt from backup withholding, or (2) the Subscriber has not been notified by the Internal Revenue Service that the Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding. (You must cross out this subparagraph (e) if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return).

Under penalties of perjury, the Subscriber declares that the Subscriber has examined this certification and, to the best of the Subscriber’s knowledge and belief, it is true, correct and complete.

10.   Miscellaneous.

a.  The Subscriber agrees (i) that the Subscriber may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder provided, however, that the Subscriber’s offer contained in this Subscription Agreement shall be deemed to be revoked on the 30th day after the later to occur of (x) the date the Payment is received in accordance with Section 3 of this Subscription Agreement or (y) the date hereof, in each case, if by such date the Company has not accepted the Subscriber’s offer to purchase the Common Stock in accordance with the terms of this Agreement and (ii) that if the Subscriber is more than one person, the obligations of the Subscriber will be joint and several;

b.  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not hereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws;

c.  Within five days after receipt of a written request from the Company, the Subscriber agrees to provide, insofar as it related to the Subscriber’s investment in the Shares,

 such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws, regulations and ordinances to which the Company is subject; and

d.  Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and if to the Company, to 699 Hillside Avenue, New Hyde Park, NY, 11040-2512, Attention Thomas M. O’Brien, President and Chief Operating Officer, and if to the Subscriber, at the address set forth following its signature to this Subscription Agreement, or to such other address as either the Company or Subscriber shall designate to the other by notice in writing.

11.   Understandings of the Subscriber. The Subscriber acknowledges, understands and agrees that:

a.  The Company reserves the right to reject all or any part of this subscription in its sole and absolute discretion;

b.  The Company in its sole and absolute discretion may determine whether or not to accept any subscriptions from Individual Retirement Accounts;

c.  The Subscriber will be promptly notified by the Company whether this subscription has been accepted, either in whole or in part, and, if so, the Closing Date therefor, and if not accepted in whole, agrees to accept the return of a proportionate part of the funds tendered to the Company as a refund or a return, and in either case without interest or deduction;

d.  The Common Stock shall not be deemed issued to or owned by the Subscriber until the Company shall issue in the name of the Subscriber a certificate evidencing ownership of the Common Stock;

e.  The certificate or certificates evidencing any Common Stock shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

THE COMMON STOCK REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THE COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS COMMON STOCK CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THE COMMON STOCK, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION

 DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH STATE BANCORP, INC. (THE “COMPANY”) OR ANY “AFFILIATE” OF THE COMPANY WAS THE OWNER OF THE COMMON STOCK ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE COMMON STOCK FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO A DULY COMPLETED STOCK POWER AND THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO IT. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

f.  In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records; and

g.  The Company shall not be required (i) to transfer on its books any Common Stock that has been purportedly sold or otherwise transferred in violation of any of the provisions of this Subscription Agreement or (ii) to treat as owner of such Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Common Stock purportedly shall have been so transferred.

12.   Binding Agreement. The Subscriber agrees that it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, provided, however, that the Subscriber’s offer contained in this Subscription Agreement shall be deemed revoked on the 30th day after the later to occur of (x) the date the Payment is received in accordance with Section 3 of this Subscription Agreement or (y) the date hereof, in each case, if by such date the Company has not accepted the Subscriber’s offer to purchase the Common Stock in accordance with the terms of this Agreement and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the undersigned.

13.   Severability. If any provision of this Subscription Agreement or any part hereof or the application hereof to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Subscription Agreement, or the remainder of such provision or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each provision of this Subscription Agreement shall remain in full force and effect to the fullest extent permitted by law. The parties also agree that if any portion of this Subscription Agreement, or any part hereof or application hereof, to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, then such objectionable provision shall be deemed modified to the extent necessary so as to make it valid, reasonable and enforceable.

14.   Incorporation by Reference. The statement of the number of Shares subscribed for and related information set forth on the signature page hereof are incorporated as integral terms of this Subscription Agreement.

15.   Irrevocable Offer to Purchase. Execution and delivery of this Subscription Agreement and tender of the payment in accordance with Paragraph 3 above shall constitute an irrevocable offer to purchase the Common Stock indicated for a period of 30 days from the date of this Subscription Agreement in accordance with the terms of this Subscription Agreement, which offer may be accepted or rejected by the Company in its sole and absolute discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by an authorized officer of the Company.

16.   Confidentiality. The Subscriber agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information that it may obtain from financial statements or other material submitted by the Company to the Subscriber pursuant to this Subscription Agreement. Notwithstanding the foregoing, a Subscriber may disclose such information (i) as has become generally available to the public, (ii) as may be required in any report, statement or testimony submitted to any municipal, state or federal regulatory body having jurisdiction over the Subscriber, (iii) as may be required in response to any summons or subpoena or in connection with any litigation (provided the Subscriber makes reasonable efforts to enable the Company to seek a protective order), (iv) in order to comply with any law, order, regulation or ruling applicable to the Subscriber or (v) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company.

17.   Summary of Documents Being Tendered and Payment of Subscription Price.

The Subscriber hereby tenders the following documents to the Company:

a.  Two (2) counterparts, duly executed and filled in by the Subscriber, of this Subscription Agreement; and

b.  Two (2) counterparts, duly executed by the Subscriber, of the Registration Rights Agreement by and among the Company and each of the Persons, as defined and listed therein; and

c.  Payment of the amount set forth on the signature page below, in the form of either a certified or bank cashier’s check made payable “Wilmington Trust Company, as escrow agent for State Bancorp, Inc.” or a wire transfer of funds to the following account:

Wilmington Trust Company

ABA 031100092

Credit: State Bancorp Escrow

Account #079000-000

Attn: Erik Saville

If the Subscriber has designated a Purchaser Representative, as such term is defined by Regulation D of the 1933 Act, in connection with an evaluation of the merits and risks of the prospective investment in the Company, then additional documentation may be required.

18.   Governing Law; Jurisdiction. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law principles of said jurisdiction other than Section 5-1401 of the New York General Obligations Law.

The Company and the Subscriber hereby irrevocably submits to the exclusive jurisdiction of the federal and New York state courts located in the city of New York in connection with any suit, action or proceeding related to this Subscription Agreement or any of the matters contemplated hereby, irrevocably waives any defense of lack of personal jurisdiction and irrevocably agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such courts. The Company and the Subscriber irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

19.   Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, amended, discharged or terminated except as provided herein and by an instrument in writing signed by the party against whom any waiver, modification, discharge, amendment or termination is sought.

20.   Entire Agreement. This Subscription Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made.

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on the date set forth on the signature page.

The Subscriber has executed the Subscription Agreement this _____ day of _______, 2006.

Annex A

SUBSCRIPTION

Total Shares: ________

Total Price: _________

Name in which Shares Should be Issued: _________________________________

Annex B

CATEGORY OF ACCREDITED INVESTOR

The Subscriber certifies, represents and warrants that the Subscriber qualifies as an “accredited investor,” as such term is defined in Regulation D promulgated under the 1933 Act, under the following categories which are checked (please check all that apply):

❑
1.    It is a bank, as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of employees, if such a plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited investors.

❑	2. It is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

❑
3.    It is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring an interest in the Company, with total assets in excess of $5,000,000.

❑	4. It is a director or executive officer of the Company.

❑	5. It is a natural person who has an individual net worth, or joint net worth with that person’s spouse which on the date hereof exceeds $1,000,000.

❑
6.    It is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year.

❑
7.    It is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring an interest in the Company, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the 1933 Act.

❑	8. It is an entity in which all the equity owners are accredited investors, as described above in paragraph 1 through 7 above.

❑	9. None of the above paragraphs describe the Subscriber.

Annex C
FEDERAL INCOME TAX BACKUP WITHHOLDING

In order to prevent the application of federal income tax backup withholding, each subscriber must provide us with a correct Taxpayer Identification Number (“TIN”). An individual’s social security number is his or her TIN. The TIN should be provided in the space provided in the Substitute Form W-9 below.

Under federal income tax law, any person who is required to furnish his or her correct TIN to another person, and who fails to comply with such requirement, may be subject to a $50 penalty imposed by the IRS.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Certain taxpayers, including all corporations, are not subject to these backup withholding and reporting requirements.

If the shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, “Applied For” should be written in the space provided for the TIN on the Substitute Form W-9.

SUBSTITUTE FORM W-9

Under penalties of perjury, I certify that: (i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer Identification number to be issued to me), and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

You must cross out item (ii) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (ii).

Each subscriber should complete this section.

_____________________________ Signature of Subscriber	_____________________________ Signature of Subscriber
_____________________________ Printed Name	_____________________________ Printed Name
_____________________________ Social Security or Employer Identification Number	_____________________________ Social Security or Employer Identification Number

FORM OF OWNERSHIP

Please indicate the form of ownership that you desire for the Shares.

_____ Individual (one signature required)

_____ Joint tenants with right of survivorship (both parties must sign)

_____ Tenants in common (both parties must sign)

_____	Community property (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

_____	Trust (trustee must sign as follows: [name of trustee] as trustee for [name of trust] dated _______)

_____ Corporation (signature of authorized party or parties)

_____	Partnership (signature of general partner and additional signatures if required by the partnership agreement)
_____	Limited Liability Company (signature of managing member and additional signatures if required by the limited liability company agreement)

INDIVIDUAL SUBSCRIBERS ONLY

_______________________                             _______________________
Signature of Subscriber                                Signature of Joint Owner

_______________________                               _______________________
Printed Name of Subscriber                               Printed Name of Joint Owner

_______________________                            _______________________
Subscriber’s Social                                    Joint Owner’s Social
Security Number                                     Security Number

_______________________                             _______________________
Residence Address                                    Residence Address

_______________________                             _______________________
City State Zip                                      City State Zip

_______________________                             _______________________
Telephone Number                                     Telephone Number

_______________________                              _______________________
Email Address                                      Email Address

CORPORATIONS ONLY

____________________________________________________________________________________
Name of Corporation (print or type)*

By:
    ___________________________
(Signature of authorized agent)

_____________________________
Title

_____________________________
Taxpayer Identification Number

* Please furnish corporate resolution.

Corporation’s Address:
_____________________________
_____________________________
_____________________________
_____________________________
Telephone Number

__________________________________
Email Address

PARTNERSHIPS ONLY

_________________________________________________________________________________________
Name of Partnership (print or type)*

By:
    _________________________________
Signature of a general partner

By:
    _____________________________
(Signature of additional general
    partner if required by partnership
agreement)

__________________________________
Taxpayer Identification Number

* Please provide a copy of the executed partnership agreement. All partners should sign a subscription Agreement or indicate the authority of the partner who signs on behalf of the partnership.

Partnership’s Address:
__________________________________
__________________________________
__________________________________

__________________________________
Telephone Number

_______________________________________
Email Address

TRUSTS OR RETIREMENT PLANS ONLY

_______________________________________________________________________________________
Name of Trust or Retirement Plan (print or type)

_______________________________________________________________________________________
Name of Trustee or Plan Fiduciary (print or type)*

________________________________
Date Formed

By:
    ___________________________
Trustee’s or Plan Fiduciary’s signature

________________________________
Taxpayer Identification Number

* Please provide a copy of the executed trust agreement if a trustee executes this page. If a plan fiduciary executes this page, please provide a statement executed by that fiduciary that this investment is in accordance with the terms of the plan and that the fiduciary is authorized to sign.

Trustee/Fiduciary Address:
________________________________
________________________________
________________________________

________________________________
Telephone Number

____________________________________
Email Address

ACCEPTANCE

ACCEPTED as to _______ Shares.
Date: ___________, 2006.

STATE BANCORP, INC.

By:
    _____________________________________

Its:
    _____________________________________